As filed with the Securities and Exchange Commission on March 25, 2010
File Nos. 333-***** and 811-22398

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. ____	[ ]
Post-Effective Amendment No. ____	[ ]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. _____	[ ]
(Check appropriate box or boxes)

SPINNAKER ETF TRUST
(Exact Name of Registrant as Specified in Charter)

116 South Franklin Street, P. O. Box 69, Rocky Mount, NC  27802
(Address of Principal Executive Offices)

252-972-9922
(Registrant’s Telephone Number, including Area Code)

 A. Vason Hamrick, 116 S. Franklin Street, P.O. Box 69, Rocky Mount, North Carolina 27802
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:                     As soon as practicable after the
Effective Date of this Registration Statement

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further Amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), shall determine.

PART A

FORM N-1A

PROSPECTUS

Spinnaker [FAS] Managed Equity ETF Fund, CUSIP Number _________, Ticker Symbol ____

Spinnaker [FAS] Managed Equity ETF Fund

A series of the

Spinnaker ETF Trust

PROSPECTUS

[___________], 2010

This prospectus contains information about the Spinnaker [FAS] Managed Equity ETF Fund that you should know before investing.  You should read this prospectus carefully before you invest or send money, and keep it for future reference.  For questions or for Shareholder Services, please call 1-800-773-3863.

Investment Advisor

[FAS Capital Trust Company]
[ADDRESS]

The securities offered by this prospectus have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Page

SUMMARY SECTION	3
Investment Objective	3
Fees and Expenses of the Fund	3
Principal Investment Strategy	4
Principal Risks of Investing in the Fund	5
Performance Information	8
Management of the Fund’s Portfolio	8
Investing in the Fund	8
Tax Information	9
Payments to Broker-Dealers and Other Financial Intermediaries	9
OTHER INVESTMENT POLICIES AND RISKS	9
Changes to Investment Objective and Strategy	9
Who May Want to Invest in the Fund?	9
Temporary Defensive Positions	10
Disclosure of Portfolio Holdings	10
Other Expenses	10
MANAGEMENT OF THE FUND	10
Investment Advisor	10
Portfolio Manager	11
Board of Trustees	11
Administrator	11
Transfer Agent	11
Distributor	11
PRICING OF FUND SHARES	12
Share Trading Price	12
Determining Net Asset Value	12
Market Price and NAV	13
CREATION AND REDEMPTION	13
Authorized Participants and the Continuous Offering of Fund Shares	14
Creation and Redemption Transaction Fees for Creation Units	15
Frequent Purchases and Redemptions	15
Book Entry	15
Investments by Registered Investment Companies	16
DIVIDENDS, DISTRIBUTIONS AND TAXES	16
FINANCIAL HIGHLIGHTS	18

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SUMMARY
INVESTMENT OBJECTIVE

The Spinnaker [FAS] Managed Equity ETF Fund (the “Fund”) seeks long term capital appreciation through investments in equity securities.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees for the Fund (fees paid directly from your investment)	None1

Annual Fund Operating Expenses for the Fund
(expenses that are deducted from Fund assets as a % of net assets)

Management Fees2	[0.30%]
Distribution and/or Service(12b-1) Fees	[0.25%]
Other Expenses3	[0.10%]
Total Annual Fund Operating Expenses4	[0.65%]

1. See “Creation and Redemption – Creation and Redemption Transaction Fees for Creation Units” below for information on Transaction Fees.

2. For its services, the Advisor receives a management fee described in more detail in the section of this prospectus entitled “Management of the Fund – Investment Advisor.”

3. The Fund has entered into a consolidated fee arrangement with the Fund’s administrator that covers the regular operating expenses of the Fund for an inclusive fee based on the Fund’s average daily net assets. See the section of the Fund’s Statement of Additional Information (“SAI”) entitled “Management and Other Services Providers – Administrator” for more detailed information. Beyond the fee paid to the administrator, the Fund does not anticipate that shareholders of the Fund will incur any Other Expenses in the current fiscal year.

4. Since the Fund is newly organized, these expenses are based on estimated expenses for the current fiscal year at an average Fund net asset level of $20 million and include expenses related to any “Acquired Fund” (any investment company in which the Fund invest).  Acquired Fund expenses are estimated to be less than 0.01% of the Fund’s average daily net assets for the current fiscal year.

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Example: This example shows you the expenses you may pay over time by investing in the Fund. Since all mutual funds use the same hypothetical conditions, this example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes the following conditions:

(1)      You invest $10,000 in the Fund for the periods shown;
(2)      You reinvest all dividends and distributions;
(3)      You redeem all of your shares at the end of those periods;
(4)      You earn a 5% return each year; and
(5)      The Fund’s operating expenses remain the same.

This example does not include the brokerage commissions that retail investors will pay to buy and sell shares of the Fund.  It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.

Fund	1 Year	3 Years
Spinnaker [FAS] Managed Equity ETF Fund	$[___]	$[___]

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher  transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

PRINCIPAL INVESTMENT STRATEGY

The Fund is an actively managed exchange-traded fund (“ETF”). ETFs are funds whose shares are listed on a stock exchange and traded like equity securities at market prices. ETFs, such as the Fund, allow you to buy or sell shares that represent the collective performance of a selected group of securities. ETFs are designed to add the flexibility, ease and liquidity of stock-trading to the benefits of traditional fund investing.

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The Fund will normally invest at least 80% of its assets in equity securities of companies that the Fund’s investment adviser, [FAS Capital Trust Company] (the “Advisor”), believes are attractively valued relative to their growth potential. While the Fund focuses on equity securities of U.S. companies, the Fund may also invest in foreign companies. The Fund will typically be invested in common stocks, although, with up to 20% of the Fund’s assets, the Fund may also invest in other securities (e.g., preferred stocks, convertible bonds, convertible preferred stocks, options, and warrants).

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following principal risks:

Market risk: Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the securities markets. Stock prices change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general. The price of a stock may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions and general equity market conditions. In a declining stock market, prices for all companies (including those in the Fund’s portfolio) may decline regardless of their long-term prospects. The Fund’s performance per share will change daily in response to such factors.

ETF Risk:  The Fund’s shares may trade above or below their NAV.  The NAV of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings.  The market prices of the Fund’s shares, however, will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, the Fund’s shares on the exchange on which they are traded.  The trading price of the Fund’s shares may deviate significantly from NAV during periods of market volatility.  The Advisor cannot predict whether the Fund’s shares will trade below, at or above their NAV.  Price differences may be due to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares are closely related to, but not identical to, the same forces influencing the prices of the securities held by the Fund.  However, given that the Fund’s shares can be purchased and redeemed in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), and the Fund’s portfolio holdings are disclosed on a daily basis, large discounts or premiums to the NAV of the Fund’s shares should not be sustained.

Portfolio Turnover Risk:  Although the Advisor intends to hold the Fund’s portfolio securities for the long-term, the Advisor may sell such portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions.  As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund.  High rates of portfolio turnover may also result in the realization of short-term capital gains

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and losses.  The payment of taxes on gains could adversely affect the Fund’s performance.  Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

Management Style Risk: Different types of securities tend to shift into and out of favor with investors depending on market and economic conditions.  The returns from the types securities purchased by the Fund (large-cap, mid-cap, growth, value, etc.) may at times be better or worse than the returns from other types of funds.  Each type of investment tends to go through cycles of performing better or worse than the stock market in general.  The performance of the Fund may thus be better or worse than the performance of stock funds that focus on other types of investments, or that have a broader investment style.

Manager Risk. The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives. The portfolio manager’s experience is discussed in the section of this prospectus entitled “Management of the Fund – Investment Advisor.” See also “New Fund Risk” below.

New Advisor Risk: The Advisor was formed in [___] and registered as an investment adviser in [2010]; therefore, the Advisor does not have previous experience running a registered investment adviser or managing an ETF.  Accordingly, investors in the Fund bear the risk that the Advisor’s inexperience managing an ETF may limit its effectiveness.  The experience of the portfolio manager is discussed in “Management of the Fund – Investment Advisor.”

New Fund Risk: The Fund was formed in 2010, and the Advisor has not previously managed an investment company registered under the 1940 Act. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders.

Foreign Securities Risk. Foreign securities involve investment risks different from those associated with domestic securities.  Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in domestic securities.  The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar.  There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities.  The value of foreign investments may be affected by changes in exchange control

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regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations.  In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

Small-Cap and Mid-Cap Securities Risk. The Fund may invest in securities of small-cap and mid-cap companies, which involves greater volatility than investing in larger and more established companies.  Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Securities of these types of companies have limited market liquidity, and their prices may be more volatile.  You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

Interest Rate and Credit Risk.  Interest rates may rise resulting in a decrease in the value of the fixed income securities held by the Fund or may fall resulting in an increase in the value of such securities.  Fixed income securities with longer maturities generally involve greater risk than those with shorter maturities.  Issuers of fixed income securities might be unable to make principal and interest payments when due.

Maturity Risk.  Maturity risk is another factor that can affect the value of the Fund’s debt holdings.  In general, the longer the maturity of a fixed income instrument, the higher its yield and the greater its sensitivity to changes in interest rates.  Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

Inflation Risk.  Fixed income securities are subject to inflation risk.  Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value of fixed income securities would result in a loss in the value of the Fund’s portfolio.

Investment-Grade Securities Risk.  Fixed income securities are generally rated by NRSROs.  While fixed income securities rated BBB by Standard & Poor’s® Rating Services (“S&P”) or Baa by Moody’s Investor Services, Inc. (“Moody’s”) are considered investment-grade securities, they are somewhat riskier than higher rated investment-grade obligations because they are regarded as having only an adequate capacity to pay principal and interest and are considered to lack outstanding investment characteristics and may be speculative.  Fixed income securities with lower ratings are subject to higher credit risk and may be subject to greater fluctuations in value than that of higher rated fixed income securities.

Corporate Debt Securities Risks. Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The credit risks of corporate debt securities vary widely among issuers. In addition, the credit risk of an issuer’s debt security may vary based on its

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priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

General Uncertainty Concerning Future Regulatory Changes.  Regulatory changes may be imposed on the financial markets that could significantly restrict or affect the Advisor’s ability to access financial markets.  Any such regulations may impair the liquidity of the investments made by Fund.

PERFORMANCE INFORMATION

Because the Fund has not been in operation for an entire calendar year, there is no performance information to be presented here. You may request a copy of the Fund’s annual and semi-annual reports, once available, at no charge by calling the Fund.

MANAGEMENT OF THE FUND’S PORTFOLIO

The Fund’s investment advisor is [FAS Capital Trust Company].  The Fund’s portfolio will be managed on a day-to-day basis by [INSERT NAMES, TITLES AND LENGTH OF SERVICE OF PORTFOLIO MANAGER(S)].

INVESTING IN THE FUND

Buying and Selling Shares.  Most investors will buy and sell shares of the Fund through brokers. Shares of the Fund trade on national securities exchanges and elsewhere during the trading day and can be bought and sold throughout the trading day like other shares of publicly-traded securities. When buying or selling shares through a broker, most investors will incur customary brokerage commissions and charges.

Shares of the Fund trade under the trading symbols listed on the cover page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creation and Redemption section. Once created, shares of the Fund trade in the secondary market in amounts less than a Creation Unit.

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Share Trading Prices.  As with other types of securities, the trading prices of shares in the secondary market can be affected by market forces such as supply and demand, economic conditions and other factors. The price you pay or receive when you buy or sell your shares in the secondary market may be more or less than the NAV of such shares.

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

[PAYMENTS TO BROKER-DEALERS AND
OTHER FINANCIAL INTERMEDIARIES

If a shareholder purchases shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and the shareholder’s salesperson to recommend the Fund over another investment. Ask the salesperson or visit the financial intermediary’s Web site for more information.]

OTHER INVESTMENT POLICIES AND RISKS

Changes to Investment Objective and Strategy.  As stated above in “Investment Objective”, the Fund seeks long term capital appreciation through investments in equity securities. The Fund’s investment objective may be changed without shareholder approval upon prior written notice to shareholders; provided, however, that the Fund will provide at least 60 days’ prior written notice if there is a change to the 80% investment policies described above in “Principal Investment Strategy”.

Who May Want to Invest in the Fund? The Fund may be appropriate for long-term investors who are willing to accept an above-average level of market risk associated with investing in a portfolio that depends largely on the future value of common stock holdings. The Fund’s investment strategy depends on the Advisor’s projections of future earnings and value, which may be incorrect. The Fund may not be appropriate for investors seeking regular income or stability of principal or those pursuing a short-term goal.

An investment in the Fund should not be considered a complete investment program. Whether the Fund is an appropriate investment for an investor will depend largely on his or her financial resources and individual investment goals and objectives. Investors who engage in short-term trading or other speculative strategies and styles will not find the Fund to be appropriate investment vehicle if they want to invest in the Fund for a short period of time.

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Temporary Defensive Positions.  The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions. During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in cash or cash equivalent positions. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

Disclosure of Portfolio Holdings.  Information about the Fund’s daily portfolio holdings is available at http://www.ncfunds.com. To reach this information, click on “Fund Search” from the menu options offered near the top of the page.  Then search for the Funds using key words such as “FAS”  On the following page, select the link for the Spinnaker [FAS] Managed Equity ETF Fund.  Under the section of the next page entitled “Portfolio Holdings,” there will be a link to the list of the Fund’s complete portfolio holdings entitled “Click To View.”  Additional descriptions of the Fund’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities are available in the Fund’s SAI.

Other Expenses. The Fund will be separately responsible for any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust (if any), on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series. The Fund does not anticipate any such expenses to be allocated to the Fund in the current fiscal year.

MANAGEMENT OF THE FUND

Investment Advisor.  [FAS Capital Trust Company] is located at [ADDRESS]. The Advisor was established in [___] and is registered as an investment advisor with SEC under the Investment Advisers Act of 1940, as amended. Subject to the authority of the Trustees and pursuant to the Investment Advisory Agreement with the Trust, the Advisor provides the Fund with a program of continuous supervision of the Fund’s assets, including developing the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities.  The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.  Under the Advisory Agreement, the Fund pays the Advisor a monthly fee based on an annualized  rate of [0.50]% of the average daily net asset value of the Fund.

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Disclosure Regarding Approval of Investment Advisory Contracts.  A discussion regarding the Trustees’ basis for approving the investment advisory contracts for the Fund can be found, once available, in the Fund’s semi-annual report to shareholders for the period ended [DATE].  You may obtain a copy of the semi-annual report, free of charge, upon request to the Fund.

Portfolio Managers.  [INSERT BIOS OF PORTFOLIO MANAGER(S)]

The Fund’s SAI provides information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of shares of the Fund.

Board of Trustees.  The Fund is a series of the Spinnaker ETF Trust (“Trust”), an open-end management investment company that was organized as a Delaware statutory trust on [_____], 2010. The Trustees supervise the operations of the Fund according to applicable state and federal law, and are responsible for the overall management of the Fund’s business affairs.

Administrator.  The Nottingham Company (“Administrator”) assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates and pays for the services of each vendor and the operating expense to the Fund (with the exception of registration and filing fees), and provides the Fund with certain administrative, fund accounting, and compliance services. As part of its services and fee agreement, the Administrator pays all expenses not assumed by the Advisor, including, without limitation: the fees and expenses of its independent accountants and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; and fidelity bond and Trustees’ liability insurance premiums.

Transfer Agent.  Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as the transfer agent and dividend-disbursing agent of the Fund. The Transfer Agent will handle orders to purchase and redeem Creation Units of the Fund and will disburse dividends paid by the Fund.

Distributor.  Capital Investment Group, Inc. (“Distributor”) is the principal underwriter and distributor of the Fund’s Creation Units and serves as the Fund’s agent for the distribution of the Fund’s Creation Units. The Distributor does not maintain a secondary market in shares of the Funds.

The Board of Trustees of the Spinnaker ETF Trust has adopted on behalf of the Fund, a distribution plan pursuant to Rule 12b-1 under the 1940 Act to pay for certain distribution activities and shareholder services with respect to the Fund’s assets.  Under the 12b-1 distribution plan, the Fund may pay 0.25% per year of its average daily net assets for such distribution and shareholder service activities.

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Because these distribution and shareholder service fees are paid out of the Fund’s assets on an ongoing basis, the fees may, over time, increase the cost of investing in the Fund and cost investors more than other types of sales loads.

PRICING OF FUND SHARES

Share Trading Prices.  As with other types of securities, the trading prices of shares in the secondary market can be affected by market forces such as supply and demand, economic conditions and other factors. The price you pay or receive when you buy or sell your shares in the secondary market may be more or less than the NAV of such shares.

The approximate value of shares of the Fund is disseminated every fifteen seconds throughout the trading day by the national securities exchange on which the Fund is listed or by other information providers. This approximate value should not be viewed as a “real-time” update of the NAV, because the approximate value may not be calculated in the same manner as the NAV, which is computed once per day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and make no warranty as to its accuracy.

Determining the Fund’s Net Asset Value. The Fund’s net asset value (“NAV”) per share is calculated by dividing the value of the Fund’s total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. The NAV per share of the Fund is normally determined at 4:00 p.m. Eastern time, the time regular trading closes on the New York Stock Exchange (“NYSE”). The Fund does not calculate NAV on business holidays when the NYSE is closed.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In determining the value of the Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Fund normally uses third party pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as

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determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) an exchange-traded portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation.

Pursuant to policies adopted by the Trustees, the Advisor consults with the Administrator on a regular basis regarding the need for fair value pricing. The Advisor is responsible for notifying the Trustees (or the Trust’s Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Fund’s policies regarding fair value pricing are intended to result in a calculation of the Fund’s NAV that fairly reflects portfolio security values as of the time of pricing.  A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures and the fair value price may differ from the price at which the security may ultimately be traded or sold. If such fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, a holder of Creation Units may receive more or less proceeds or shares from redemptions or purchases of Creation Units, respectively, than a holder of Creation Units would have otherwise received if the security were priced using the Fund’s normal pricing procedures. The performance of the Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures. To the extent the Fund invest in other open-end investment companies that are registered under the Investment Company Act of 1940, the Fund’s net asset value calculations are based upon the net asset value reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. The Trustees monitor and evaluate the Fund’s use of fair value pricing, and periodically review the results of any fair valuation under the Fund’s policies.

Transactions in Fund shares will be priced at NAV only if you purchase or redeem shares directly from a Fund in Creation Units. Fund shares are purchased or sold on a national securities exchange at market prices, which may be higher or lower than NAV.

Market Price and NAV.  Information regarding the number of days the market price of the Fund’s shares was greater than the Fund’s NAV and less than the Fund’s NAV is available, free of charge, at www.ncfunds.com.

CREATION AND REDEMPTION

The shares that trade in the secondary market are “created” at NAV. The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”). Currently, Creation Units generally consist of 50,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 25,000 shares.

For the Fund, these transactions are usually in exchange for a basket of equity securities and/or an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Each “creator” enters into an authorized participant agreement with the Fund’s Distributor, and deposits into the Fund a portfolio of money market securities closely approximating the holdings of the Fund (or a designated basket of cash as described above) and pays or receives a specified amount of cash (“Cash Component”) equal to the

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difference between the NAV of a Creation Unit and the market value of the basket of securities (or cash) in exchange for a specified number of Creation Units. Each Business Day, prior to the opening of trading, the Fund will designate through the National Securities Clearing Corporation (“NSCC”) or otherwise, the names and number of shares of each security (or cash) to be included in that day’s basket. The Fund reserves the right to accept a basket of money market securities, currency or cash that differs from the published basket. The Fund will not issue fractional Creation Units.

Similarly, shares can only be redeemed in a specified number of Creation Units in exchange for a designated basket of portfolio money market securities (or a designated basket of cash as described above) and a Cash Component. The Fund reserves the right to honor a redemption request by delivering a basket of money market securities, currency or cash that differs from the published basket. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in proper form as described in the authorized participant agreement.

Creations and redemptions must be made by an Authorized Participant or through a firm that is either a member of the Continuous Net Settlement System of the NSCC or a Depository Trust Company (“DTC”)  participant, and in each case, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units is included in the Trust’s SAI.

Authorized Participants and the Continuous Offering of Shares.  Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund, a “distribution,” as such term is used in the Securities Act of 1933 (“Securities Act”), may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus-delivery and liability provisions of the Securities Act. Nonetheless, any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters,” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national securities exchange.

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Creation and Redemption Transaction Fees for Creation Units.  The Fund may impose a per Creation Unit creation transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of shares. In addition, purchasers and redeemers of shares in Creation Units are responsible for payment of the costs of transferring securities to or out of the Fund.

The following table also shows the approximate value of one Creation Unit of the Fund and the standard and maximum creation and redemption transaction fees. These fees are payable only by investors who purchase or redeem shares directly from the Fund. Retail investors who transact through their brokerage account will not pay these fees.

Approximate Value of One Creation Unit	$[1,250,000]
Standard Creation/Redemption Transaction Fee	$[125]
Maximum Creation/Redemption Transaction Fee	$[500]

Frequent Purchases and Redemptions.  The Fund has adopted policies and procedures with respect to frequent purchases and redemptions of Creation Units of Fund shares. Since the Fund is an ETF, only a few institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly with the Fund. Because purchase and redemption transactions with Authorized Participants are an essential part of the ETF process and help keep ETF trading prices in line with NAV, the Fund accommodates frequent purchases and redemptions of Creation Units by Authorized Participants. Frequent purchases and redemptions for cash may increase portfolio transaction costs and may lead to realization of capital gains. Frequent in-kind creations and redemptions do not give rise to these concerns. The Fund reserves the right to reject any purchase order at any time. The Fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading and may reject purchase or redemption orders in such instances.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. DTC or its nominee is the record owner of all outstanding shares of the Fund.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Fund. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a

15

registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.

Investments by Registered Investment Companies.  Section 12(d)(1) of the Investment Company Act of 1940 restricts investments by registered investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Spinnaker ETF Trust, including that such investment companies enter into an agreement with the Fund.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Fund Distributions. The Fund pays out dividends from its net investment income to shareholders monthly.  The Fund distributes its net capital gains, if any, annually.  The Fund typically earns income dividends from its investments.  These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.”  The Fund realizes capital gains or losses whenever it sells securities.  Net long-term capital gains are distributed to shareholders as “capital gains distributions.”

Investors will receive other services (e.g., dividend reinvestment and average cost information) only if their brokers offer these services.

Brokers may make available to their customers who own shares of the Fund the DTC book-entry dividend reinvestment service.  To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker.  Brokers may require shareholders of the Fund to adhere to specific procedures and timetables.  If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.  Without this service, investors would receive their distributions in cash.

Taxes. As with any investment, shareholders should consider how an investment in shares of the Fund will be taxed.  The tax information in this Prospectus is provided as general information.  Shareholders should consult their own tax professional about the tax consequences of an investment in shares of the Fund.

Fund distributions and the sale of Fund shares by a shareholder will have tax consequences.  Such consequences may not apply to shareholders that hold their shares in the Fund through a tax-exempt entity or tax-deferred retirement account, such as an IRA.

Taxes on Distributions.  Distributions of the Fund’s “investment company taxable income” (which is, generally, ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to the extent of the Funds current or accumulated earnings and profits.

16

Distributions of the Fund’s net capital gains (which are net long-term capital gains in excess of net short-term capital losses) properly designated by the Fund as “capital gain dividends” will be taxable to shareholders as long-term capital gains at a maximum rate of 15% (20% after 2010) in the case of individuals, trusts or estates, regardless of your holding period in the Fund’s shares and regardless of whether paid in cash or reinvested in additional Fund shares.  Distributions in excess of the Fund’s earnings and profits first will reduce the adjusted tax basis in Fund shares for shareholders and, after the adjusted basis is reduced to zero, will constitute capital gains.  Such capital gain will be long-term capital gain and thus, will be taxed at a maximum rate of 15% for taxable years beginning on or before December 31, 2010, and 20% thereafter, if the distributions are attributable to Fund shares held by a shareholder for more than one year.

Under a dividend reinvestment service, you may have the option that all cash distributions are automatically reinvested in additional shares of the Fund.  Any distributions reinvested under such a service will nevertheless be taxable to shareholders who use such a service.  Shareholders will have an adjusted basis in the additional Fund shares purchased through such a reinvestment service equal to the amount of the reinvested distribution.  The additional Fund shares will have a new holding period commencing on the day following the day on which the Fund shares are credited to a shareholder’s account.

A distribution will reduce the Fund’s NAV per share and may be taxable to shareholders as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.  Any market discount recognized by the Fund on a bond is taxable as ordinary income.

In general, non-exempt distributions are subject to federal income tax for the year when they are paid.  However, certain distributions paid in January may be treated as paid on December 31 of the prior year.

Shareholders may be subject to Federal back-up withholding, at a current rate of 28%, if shareholders have not provided a taxpayer identification number or social security number and made other required certifications.

Shareholders may also be subject to state and local taxes on distributions, sales and redemptions.

Taxes When Shares are Sold.  Generally, shareholders will recognize taxable gain or loss if shareholders sell or otherwise dispose of their shares of the Fund.  Any gain arising from such sale or disposition generally will be treated as long-term capital gain if the shareholder held the shares of the Fund for more than one year.  Otherwise, it would be classified as

17

short-term capital gain.  However, any capital loss arising from the sale or disposition of Fund shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Fund shares.

Taxes on Purchase and Redemption of Creation Units.  An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger’s aggregate basis in the securities surrendered and the cash paid.  A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the cash paid.  The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.  Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Fund shares have been held for more than one year and as short-term capital gain or loss if the Fund shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares of the Fund you purchased or sold and at what price.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future.  Shareholders such as non-resident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment.

Shareholders should consult a tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to a shareholder’s specific situation.  More information about taxes is in the Fund’s SAI.

FINANCIAL HIGHLIGHTS

Because the Fund is newly organized, there is no financial or performance information in this prospectus. You may request a copy of the Fund’s annual and semi-annual reports, once available, at no charge by calling the Fund at 1-800-773-3863.

18

ADDITIONAL INFORMATION

Spinnaker [FAS] Managed Equity ETF Fund

Additional information about the Fund is available in the Fund’s SAI, which is incorporated by reference into this prospectus. Additional information about the Fund’s investments will be available in the annual and semi-annual reports to shareholders. The annual reports will include a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The Fund’s SAI and the annual and semi-annual reports will be available, free of charge, on the website listed below and upon request by contacting the Fund (you may also request other information about the Fund or make shareholder inquiries) as follows:

By telephone:	1-800-773-3863
By mail:	Spinnaker [FAS] Managed Equity ETF Fund c/o Nottingham Shareholder Services 116 South Franklin Street Post Office Box 4365 Rocky Mount, North Carolina 27803-0365
By e-mail:	shareholders@ncfunds.com
On the Internet:	www.ncfunds.com

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act file number 811-[        ]

PART B

FORM N-1A

STATEMENT OF ADDITIONAL INFORMATION

Spinnaker [FAS] Managed Equity ETF Fund

[______________], 2010

Each a series of the
Spinnaker ETF Trust
116 South Franklin Street
Post Office Box 69
Rocky Mount, North Carolina 27802-0069

Telephone 1-800-773-3863

TABLE OF CONTENTS

Page

OTHER INVESTMENT POLICIES	2
INVESTMENT LIMITATIONS	8
PORTFOLIO TRANSACTIONS	9
DESCRIPTION OF THE TRUST	11
MANAGEMENT AND OTHER SERVICE PROVIDERS	12
CREATION AND REDEMPTION OF CREATION UNITS	19
NET ASSET VALUE	22
ADDITIONAL TAX INFORMATION	23
FINANCIAL STATEMENTS	26
APPENDIX A – DESCRIPTION OF RATINGS	27
APPENDIX B – PROXY VOTING POLICIES	31

This Statement of Additional Information is meant to be read in conjunction with the prospectus for the Spinnaker [FAS] Managed Equity ETF Fund, dated the same date as this Statement of Additional Information, and is incorporated by reference in its entirety into the prospectus.  Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Spinnaker [FAS] Managed Equity ETF Fund should be made solely upon the information contained herein.  Copies of the Spinnaker [FAS] Managed Equity ETF Fund prospectus, annual report, and/or semi-annual report may be obtained at no charge by writing or calling the Spinnaker [FAS] Managed Equity ETF Fund at the address or phone number shown above. The ticker symbol of the Spinnaker [FAS] Managed Equity ETF Fund is [_______] and is traded on [NAME OF SECURITIES EXCHANGE].  Capitalized terms used but not defined herein have the same meanings as in the Spinnaker [FAS] Managed Equity ETF Fund prospectus.

OTHER INVESTMENT POLICIES

Spinnaker ETF Trust (“Trust”) was organized on [_____], 2010 as a Delaware statutory trust and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company.  The Spinnaker [FAS] Managed Equity ETF Fund (the “Fund”) is a separate, diversified series of the Trust.  The Fund is an actively managed exchange-traded fund (“ETF”). ETFs are funds whose shares are listed on a stock exchange and traded like equity securities at market prices. ETFs, such as the Fund, allow you to buy or sell shares that represent the collective performance of a selected group of securities. ETFs are designed to add the flexibility, ease and liquidity of stock-trading to the benefits of traditional fund investing.  The Fund’s investment advisor is [FAS Capital Trust Company] (the “Advisor”).  The Prospectus describes the Fund’s investment objective and principal investment strategy, as well as the principal investment risks of the Fund.

The Fund issues and redeems shares at net asset value per share (“NAV”) only in large blocks of shares (“Creation Units”). Currently, Creation Units generally consist of 50,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 25,000 shares. These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities.

The following descriptions and policies supplement these descriptions, and also include descriptions of certain types of investments that may be made by the Fund but are not principal investment strategies of the Fund.  Attached to the Statement of Additional Information is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for securities in which the Fund may invest.

General Investment Risks.  All investments in securities and other financial instruments involve a risk of financial loss.  No assurance can be given that the Fund’s investment program will be successful.  Investors should carefully review the descriptions of the Fund’s investments and their risks described in the Fund’s prospectus and this Statement of Additional Information.

Equity Securities.  The equity portion of the Fund’s portfolio may be comprised of common stocks traded on domestic securities exchanges or on the over-the-counter market.  In addition to common stocks, the equity portion of the Fund’s portfolio may also include preferred stocks, convertible preferred stocks, and convertible bonds.  Prices of equity securities in which the Fund invests  may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Fund to potential losses.  In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund.  Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

Foreign Investment Risk.  Foreign securities and foreign currency contracts involve investment risks different from those associated with domestic securities.  Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in domestic securities.  The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar.  There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities.  The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations.  In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

Money Market Instruments.  The Fund may invest in money market instruments including U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements) provided that they are eligible for purchase by the Fund.  Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes (“Master Notes”).  Banker’s Acceptances are time drafts drawn on and “accepted” by a bank.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When the Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due.  The Banker’s Acceptance carries the full faith and credit of such bank.  A Certificate of Deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank.  Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower.  Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument.  The Fund will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services, or Fitch Investors Service, Inc., or if not rated, of equivalent quality in the Advisor’s opinion.  Commercial Paper may include Master Notes of the same quality.  Master Notes are unsecured obligations that are redeemable upon demand of the holder and that permit the investment of fluctuating amounts at varying rates of interest.  Master Notes will be acquired by the Fund only through the Master Note program of the Fund’s custodian bank, acting as administrator thereof.  The Advisor will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

Debentures.  A debenture is long-term, unsecured, debt instrument backed only by the integrity of the borrower, not by collateral, and documented by an indenture.  Governments often issue debentures, in part because they generally cannot guarantee debt with assets (government assets are public property).  The primary risk with this type of investment is that the issuer will default or go into bankruptcy.  As an unsecured creditor, in the event of default or bankruptcy, the holder of a debenture does not have a claim against any specific asset(s) of the issuing firm, so the investor will only be paid from the issuer’s assets after the secured creditors have been paid.  The Fund may invest in all types of debentures, including corporate and government debentures.

Derivative Instruments Risk.  When the Fund enters into short sales, options, futures, and other forms of financial derivatives, such as foreign exchange contracts, the investments involve risks different from direct investments in the underlying securities.  While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks.  For example, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in a poorer overall performance of the Fund than if they had not entered into any derivatives transactions.  Derivatives may magnify the Fund’s gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund hold or intend to acquire should offset any losses incurred with a derivative.  Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

The Fund’s ability to hedge securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities.  In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument.  The Advisor will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge.  However, if the Fund’s prediction of interest and currency rates, market value, volatility, or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative.  Listed below are some of the factors that may cause such a divergence:

•	current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;
•
a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

•	differences between the derivatives, such as different margin requirements, different liquidity of such markets, and the participation of speculators in such markets.

Derivatives based upon a narrow index of securities may present greater risk than derivatives based on a broad index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund.  A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness.  Because the value of the Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments precisely over time.

Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction.  Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded.  Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist.  If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out a position.  In an illiquid market, the Fund may:

•	have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;
•	have to purchase or sell the instrument underlying the contract;
•	not be able to hedge its investments; and
•	not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions.  For example:

•	an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives, or all derivatives, which sometimes occurs because of increased market volatility;
•	unusual or unforeseen circumstances may interrupt normal operations of an exchange;
•	the facilities of the exchange may not be adequate to handle current trading volume;
•	equipment failures, government intervention, insolvency of a brokerage firm or clearing house, or other occurrences may disrupt normal trading activity; or
•	investors may lose interest in a particular derivative or category of derivatives.

If the Advisor incorrectly predicts securities market and interest rate trends, the Fund may lose money by investing in derivatives.  For example, if the Fund were to write a call option based on the Advisor’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price.  Similarly, if the Fund were to write a put option based on the Advisor’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage.  Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and they may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement.  The Fund may lose margin deposits if a broker with whom they have an open futures contract or related option becomes insolvent or declares bankruptcy.

The prices of derivatives are volatile (i.e., they may change rapidly, substantially, and unpredictably) and are influenced by a variety of factors, including:

•	actual and anticipated changes in interest rates;

•	fiscal and monetary policies; and
•	national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day.  Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day.  Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit.  The daily limit governs only price movements during a given day and does not limit potential gains or losses.  Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Options.  The Fund may purchase and write put and call options on securities.  The Fund may write a call or put option only if the option is “covered” by holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option.  The purchase and writing of options involves certain risks.  During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.  If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.  There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out a position.

Futures Contracts.  A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future.  Futures contracts are designated by boards of trade that have been designated “contracts markets” by the Commodities Futures Trading Commission (CFTC).  No purchase price is paid or received when the contract is entered into.  Instead, the Fund, upon entering into a futures contract (and to maintain the Fund’s open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.”  The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.  Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.  By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.  These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”  The Fund is expected to earn interest income on initial and variation margin deposits.

The Fund will incur brokerage fees when it purchases and sells futures contracts.  Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss.  While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Fund to do so.  A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Short Sales.  The Fund may sell securities short involving the use of derivative instruments and to offset potential declines in long positions in similar securities.  A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security.  The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers the short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.  Any gain will be decreased, and any loss increased, by the transaction costs described above.  The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, the Fund will, in compliance with Section 18 of the 1940 Act and SEC Release 10666, segregate liquid assets (such as cash and U.S. Government securities) on the Fund’s books or in a segregated account at the Fund’s custodian in an amount sufficient to cover the current value of the securities to be replaced as well as any dividends, interest, and transaction costs due to the broker-dealer lender.  In determining the amount to be segregated, any securities that have been sold short by the Fund will be marked to market daily.  To the extent the market price of the securities sold short increases and more assets are required to meet the Fund’s short sale obligations, additional assets will be segregated to ensure adequate coverage of the Fund’s short position obligations.  If the Fund does not have the assets to cover a short sale, then the Fund’s potential losses on the short will be unlimited because the security’s price may appreciate indefinitely.

In addition, the Fund may make short sales “against the box.”  A short sale is against the box to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.  The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

Swaps.  The Fund may invest in currency, equity, interest rate, index and other swaps, which involve the exchange by an investor with another party of their respective commitments, in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Fund had invested directly in the asset that yielded the desired return.  In the case of interest rate swaps, an investor may exchange with another party their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments.  Use of swaps subjects the investor to risk of default by the counterparties.  If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction although contractual remedies may not be sufficient in the event that the counterparty to the transaction is insolvent.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.  An investor may also enter into currency swaps or other swaps which are similar to interest rate swaps but may be surrogates for other instruments such as currency forwards or options.

Forward Commitment and When-Issued Securities.  The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price.  In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement.  Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale.  When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale.  As a result, the exposure to the counterparty of the purchase or sale is increased.  Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Advisor feels such action is appropriate.  In such a case, the Fund could incur a short-term gain or loss.

Repurchase Agreements.  A repurchase transaction occurs when an investor purchases a security (normally a U.S. Treasury obligation), and it then resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and is required to deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future.  The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.  Delivery pursuant to the resale normally will occur within one to seven days of the purchase.  Repurchase agreements are considered “loans” under the 1940 Act, collateralized by the underlying security.  The Trust has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations.  The Advisor will consider the creditworthiness of the vendor.  If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral.  The Fund’s risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral.  Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities.

Illiquid Investments.  The Fund may invest up to 15% of net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued.  Under the supervision of the Board of Trustees of the Trust (the “Board” or “Trustees”), the Advisor determines the liquidity of the Fund’s investments, and through reports from the Advisor, the Trustees monitor investments in illiquid instruments.  In determining the liquidity of the Fund’s investments, the Advisor may consider various factors including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment).  If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.  Investment in illiquid securities poses risks of potential delays in resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of illiquid securities promptly or at reasonable prices.

Restricted Securities.  Within its limitation on investment in illiquid securities, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering.  Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement.  If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.  Restricted securities that can be offered and sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933 and are determined to be liquid under guidelines adopted by and subject to the supervision of the Trustees are not subject to the limitations on illiquid securities.

Lending of Portfolio Securities.  In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities which the Advisor has determined are creditworthy under guidelines established by the Board of Trustees.  In determining whether the Fund will lend securities, the Advisor will consider all relevant facts and circumstances.  The Fund may not lend securities to any company affiliated with the Advisor.  Each loan of securities will be collateralized by cash, securities, or equivalent collateral.  The Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral.  While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income.  Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral.  It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan.  Loans are subject to termination at the option of the Fund or the borrower at any time.  The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.  As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk will be increased if a continuation of the current downturn in the economic conditions in the United States and around the world, particularly the recent failures of several major financial services firms, causes further declines in the securities markets and/or causes further financial instability in the borrowers or lending agents.  This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers the Fund may use, and the Fund may lend securities to only one or a small group of borrowers.  Mutual funds participating in securities lending bear the risk of loss in connection with investments of the cash collateral received from the borrowers, which do not trigger additional collateral requirements from the borrower.

Portfolio Turnover.  Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year’s time.  Higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes.  The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions.  Since portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund.  High rates of portfolio turnover could lower performance of the Fund due to increased costs and may also result in the realization of capital gains.  If the Fund realizes capital gains when they sell portfolio investments, they must generally distribute those gains to shareholders, increasing their taxable distributions.  Under normal circumstances, the anticipated portfolio turnover rate for the Fund is expected to be less than 100%.

Temporary Defensive Positions.  The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions.  During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolios in cash or cash equivalent positions (e.g., money market securities, U.S. Government securities, and/or similar securities).  When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund.  A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of its outstanding shares.  Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities.

Fundamental Restrictions.  As a matter of fundamental policy, the Fund may not:

(1)	Issue senior securities, except as permitted by the 1940 Act;

(2)
Borrow money, except to the extent permitted under the 1940 Act (including, without limitation, borrowing to meet redemptions).  For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

(3)
Pledge, mortgage, or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

(4)	Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(5)
Purchase or sell real estate or direct interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs, mortgage-backed securities, and privately-held real estate funds);

(6)
Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices and currencies, and options on futures contracts, indices or currencies;

(7)	Make investments for the purpose of exercising control or management over a portfolio company;

(8)
Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, and repurchase agreements shall not be deemed to be the making of a loan;

(9)
The Fund’s concentration policy limits the aggregate value of holdings of a single industry or group of industries (except U.S. Government and cash items) to a maximum of 25% of the Fund’s total assets.

Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities (“Permitted Senior Securities”), such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligations.

The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

With respect to the fundamental investment restrictions above (other than those involving Permitted Senior Securities), if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase).

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.  The Advisor shall manage the Fund’s portfolios in accordance with the terms of the Investment Advisory Agreement by and between the Advisor and the Trust on behalf of the Fund (“Advisory Agreement”), which is described in detail under “Management and Other Service Providers – Investment Advisor.”  The Advisor serves as investment advisor for a number of client accounts, including the Fund.  Investment decisions for the Fund are made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor.

Brokerage Selection. The Fund has adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers.  The Advisor may not give consideration to sales of shares of the Fund as a factor in selecting broker-dealers to execute portfolio securities transactions.  The Advisor may, however, place portfolio transactions with broker-dealers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.  In selecting brokers to be used in portfolio transactions, the Advisor’s general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution.  With respect to execution, the Advisor considers a number of discretionary factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, the Advisor’s past experience with similar trades, and other factors that may be unique to a particular order.  Recognizing the value of these discretionary factors, the Advisor may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade.

Under Section 28(e) of the Securities Exchange Act of 1934 and the Advisory Agreement, the Advisor is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker.  The research received by the Advisor may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, and political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Advisor to determine and track investment results; and trading systems that allow the Advisor to interface electronically with brokerage firms, custodians, and other providers.  Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs, and access to computer databases.  In some instances, research products or services received by the Advisor may also be used by the Advisor for functions that are not research related (i.e. not related to the making of investment decisions).  Where a research product or service has a mixed use, the Advisor will make a reasonable allocation according to the use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make available to the Advisor for its analysis and consideration the views and information of individuals and research staffs of other securities firms.  These services may be useful to the Advisor in connection with advisory clients other than the Fund and not all such services may be useful to the Advisor in connection with the Fund.  Although such information may be a useful supplement to the Advisor’s own investment information in rendering services to the Fund, the value of such research and services is not expected to reduce materially the expenses of the Advisor in the performance of its services under the Advisory Agreement and will not reduce the management fees payable to the Advisor by the Fund.

The Fund may invest in securities traded in the over-the-counter market.  In these cases, the Fund may initiate trades through brokers on an agency basis and pay a commission in connection with the transaction.  The Fund may also effect these transactions by dealing directly with the dealers who make a market in the securities involved, in which case the costs of such transactions would involve dealer spreads rather than brokerage commissions.  With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with those other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group.  The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund’s interest.

Aggregated Trades. While investment decisions for the Fund are made independently of the Advisor’s other client accounts, the Advisor’s other client accounts may invest in the same securities as the Fund.  To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.  When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account.  In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

Portfolio Turnover.  The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period.  The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less.  Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment.  Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives.  High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted a policy designed to govern the disclosure of Fund portfolio holdings and the use of material non-public information about Fund holdings. The policy applies to all officers, employees, and agents of the Fund, including the Advisor. The policy is designed to ensure that the disclosure of information about the Fund’s portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of the Fund.

The Fund is considered to be an “actively managed” exchange traded fund. As such, the Fund is required by the SEC to disclose on the Fund’s website at the start of each Business Day (defined below) the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund’s calculation of its NAV on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on that Business Day. This portfolio holdings information is used in connection with the Creation and Redemption process and is disseminated on a daily basis through the facilities of the national securities exchange on which the Fund is listed for trading (a “Listing Exchange”), the National Securities Clearing Corporation (“NSCC”) and/or third party service providers.  The Fund will also generally make this information available to the public on a website at http://www.ncfunds.com. Online disclosure of such holdings is publicly available at no charge.

A “Business Day” with respect to the Fund is any day on which the Listing Exchange is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund will make available to the public a complete schedule of the Fund’s portfolio holdings, as reported on a fiscal quarter basis.  This information is generally available within 60 days of the Fund’s fiscal quarter end and will remain available until the next fiscal quarter’s portfolio holdings report becomes available.  You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at 1-800-773-3863.  The Fund will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable.  The Fund’s Form N-CSR and Form N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

No person is authorized to disclose a Fund’s portfolio holdings or other investment positions except in accordance with the Policy. The Trust’s Board reviews the implementation of the Policy on a periodic basis.

DESCRIPTION OF THE TRUST

The Trust, which is a statutory trust organized under Delaware law on [_________], 2010, is an open-end management investment company.  The Trust’s Declaration of Trust (“Trust Instrument”) authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series.  The Trust currently consists of one series: the Fund managed by the Advisor.  Additional series and/or classes may be created from time to time.  The number of shares in the Trust shall be unlimited.  When issued for payment as described in the Fund’s prospectus and this Statement of Additional Information, shares of the Fund will be fully paid and non-assessable and shall have no preemptive or conversion rights.  The Trust normally does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series.  Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder.  If there are any assets, income, earnings, proceeds, funds, or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class.  [The Trust has adopted an Amended and Restated Rule 18f-3 Multi-class Plan that contains the general characteristics of and conditions under which the Trust may offer multiple classes of shares of each series.] Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter.  A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class.  Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series.  However, the rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.  Rights of holders can only be modified by a majority vote.

When used in the Prospectus or this SAI, a “majority” of shareholders means the vote of the lesser of (i) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Trust or the applicable series or class.

Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held.  Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees.  Rights of shareholders cannot be modified by less than a majority vote.

The Trustees will hold office indefinitely, except that: (i) any Trustee may resign or retire, and (ii) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust.  In case a vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act.  Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Trust does not expect to have an annual meeting of shareholders.

The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.  It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The Trustees are responsible for the management and supervision of the Fund.  The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund.  This section of the Statement of Additional Information provides information about the persons who serve as Trustees and officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

Trustees and Officers.  Following are the Trustees and officers of the Trust, their age and address, their present position with the Trust or the Fund, and their principal occupation during the past five years.  Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Advisor are indicated in the table.  The address of each Trustee and officer of the Trust, unless otherwise indicated, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
[TO BE DETERMINED]	Trustee, Chairman	Since [__/2010]	[TO BE COMPLETED]	1	[TO BE COMPLETED]
[TO BE DETERMINED]	Trustee	Since [__/2010]	[TO BE COMPLETED]	1	[TO BE COMPLETED]
[TO BE DETERMINED]	Trustee	Since [__/2010]	[TO BE COMPLETED]	1	[TO BE COMPLETED]
Other Officers
[TO BE DETERMINED]	President (Spinnaker [FAS] Managed Equity ETF Fund)	Since [___]	[TO BE COMPLETED]	n/a	n/a
[TO BE DETERMINED]	Treasurer (Spinnaker [FAS] Managed Equity ETF Fund)	Since [__]	[TO BE COMPLETED]	n/a	n/a
[TO BE DETERMINED]	Chief Compliance Officer	Since [__]	[TO BE COMPLETED]	n/a	n/a
[TO BE DETERMINED]	Secretary	Since [__]	[TO BE COMPLETED]	n/a	n/a
[TO BE DETERMINED]	Assistant Treasurer	Since [__]	[TO BE COMPLETED]	n/a	n/a

Trustee Standing Committees.  The Trustees have established the following standing committees:

Audit Committee.  All of the Independent Trustees are members of the Audit Committee.  The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent auditors on behalf of all the Trustees.  The Audit Committee operates pursuant to an Audit Committee Charter and will meet periodically as necessary.  The Audit Committee also serves as the Trust's qualified legal compliance committee.  The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary.

Nominating Committee.  All of the Independent Trustees are members of the Nominating Committee.  The Nominating Committee nominates, selects, and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust.  The Nominating Committee will meet only as necessary.  The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.

Proxy Voting Committee.  All of the Independent Trustees are members of the Proxy Voting Committee.  The Proxy Voting Committee will determine how the Fund should vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor, or principal underwriter, on the other hand.  The Proxy Voting Committee will also review the Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee will also decide if the Fund should participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to which the Fund is eligible to participate presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Advisor, on the other hand.  The Proxy Voting Committee will meet only as necessary.

Beneficial Equity Ownership Information.  The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Fund complex, as of valuation date of December 31, 2008 and stated as one of the following ranges:  A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range Of Equity Securities In All Registered Investment Companies Overseen By Trustee In Family of Investment Companies*
[TO BE DETERMINED]	A	A
[TO BE DETERMINED]	A	A
[TO BE DETERMINED]	A	A

* Includes all the funds of the Trust managed by the Advisor.

Ownership of Securities of Advisor, Distributor, or Related Entities.  As of December 31, [2009], none of the Independent Trustees and/or their immediate family members own securities of the Advisor, Distributor, or any entity controlling, controlled by, or under common control with the Advisor or Distributor.

Compensation.  Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust.  Independent Trustees receive $2,000 per Fund each year.  The Trust reimburses each Trustee and officers of the Trust for his or her travel and other expenses relating to attendance at such meetings.  The following table reflects the amount of estimated compensation to be received by each Trustee for the fiscal year to end [August 31, 2011].

Name of Trustee	Aggregate Compensation From the Fund*	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees*
Independent Trustees
[TO BE DETERMINED]	$2,000	None	None	$2,000
[TO BE DETERMINED]	$2,000	None	None	$2,000
[TO BE DETERMINED]	$2,000	None	None	$2,000

*Each of the Trustees serves as a Trustee to all series of the Trust.

Codes of Ethics.  The Trust and Advisor each have adopted a code of ethics, as required under Rule 17j-1 of the 1940 Act, which is designed to prevent affiliated persons of the Trust and Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held by persons subject to each such code of ethics).  There can be no assurance that the codes will be effective in preventing such activities.  The codes permit employees and officers of the Trust and Advisor to invest in securities, subject to certain restrictions and pre-approval requirements.  In addition, the Advisor’s code requires that portfolio managers and other investment personnel of the Advisor report their personal securities transactions and holdings, which are reviewed for compliance with the Trust’s and Advisor’s code of ethics.

Anti-Money Laundering Program.  The Trust has adopted an anti-money laundering program, as required by applicable law, that is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities.  The Trust’s Chief Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program.  Compliance officers at certain of the Fund’s service providers are also responsible for monitoring the program.  The anti-money laundering program is subject to the continuing oversight of the Trustees.

Proxy Voting Policies.  The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Fund, subject to oversight by the Trustees.  Copies of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting Policy and Procedures are included as Appendix B to this Statement of Additional Information.  No later than August 31st of each year, the Fund will file Form N-PX stating how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th.  Information regarding how the Fund voted proxies as set forth in its most recent filing of Form N-PX will be available (i) without charge, upon request, by calling the Fund at 1-800-773-3863; and (ii) on the SEC’s website at http://www.sec.gov.

Principal Holders of Voting Securities.  As of [_______], 2010, the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) [100%]of the then outstanding shares of the Fund.  On the same date, the following shareholders owned of record more than 5% of each class of outstanding shares of beneficial interest of the Fund.  Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Fund as of [______], 2010.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
[NAME] [ADDRESS]	[____] Shares	100%*

*Deemed a “control person” of the Fund as defined by applicable SEC regulations.  Such control may affect the voting rights of other shareholders.  For example, persons exercising control will have more ability to influence the outcome of matters submitted to shareholders to be voted upon.

Investment Advisor.  Information about the Advisor, [FAS Capital Trust Company], [ADDRESS], and its duties and compensation as Advisor is contained in the Fund’s prospectus.  The Advisor supervises the Fund’s investments pursuant to the Advisory Agreement.  The Advisory Agreement is effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party.  The Advisory Agreement is terminable without penalty by the Trust on 60 calendar days’ written notice by the Trustees or by vote of a majority of the outstanding voting securities or upon 60 calendar days’ written notice by the Advisor.  The Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

The Advisor manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees.  The Advisor is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties; or from its reckless disregard of its duties and obligations under the Advisory Agreement.

The Advisor will receive a monthly management fee equal to an annual rate of [0.30]% of the Fund’s net assets.

Portfolio Managers.   The Fund’s portfolios will be managed on a day-to-day basis by [_________________].

Compensation.  Each portfolio manager’s compensation varies with the general success of the Advisor as a firm.  Each portfolio manager’s compensation consists of a fixed annual salary, plus additional remuneration based on the Advisor’s assets under management.  Each portfolio manager’s compensation is not directly linked to the Fund’s performance, although positive performance and growth in managed assets are factors that may contribute to the Advisor’s distributable profits and assets under management.

Ownership of Fund Shares.  The table below shows the amount of the Fund’s equity securities beneficially owned by each portfolio manager as of [____], 2010 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
[NAME]	[B]
[NAME]	A

Administrator.  The Trust has entered into the Fund Accounting and Administration Agreement with The Nottingham Management Company d/b/a The Nottingham Company (“Administrator”), 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069.  The Administrator assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates and pays for the services of each vendor and the operating expense to the Fund, and provides the Fund with certain administrative, fund accounting, and compliance services.  As part of its services and consolidated fee arrangement, the Administrator receives compensation based on the Fund’s average daily net assets.  The annual rate is [__]% if the average daily net assets are under $[__] million and gradually decreases to an annual rate of [__]% if the average daily net assets of $[__] or more.  The fee paid to the Administrator is calculated by multiplying the average daily net assets of the Fund by the highest applicable annual rate.  The Administrator pays all expenses not assumed by the Advisor, including, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums.

The Administrator’s responsibilities include the following services for the Fund: (i) procures on behalf of the Trust, and coordinates with, the custodian and monitors the services it provides to the Fund; (ii) coordinates with and monitors any other third parties furnishing services to the Fund; (iii) provides the Fund with necessary office space, telephones, and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (iv) assists or supervises the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (v) assists or supervises the preparation by third parties of all federal, state, and local tax returns and reports of the Fund required by applicable law; (vi) assists in the preparation and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (vii) assists in the preparation of and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (viii) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instructs the custodian to issue checks in payment thereof; and (ix) takes such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement.  The Administrator also provides certain accounting and pricing services for the Fund.

Transfer Agent.  The Trust has entered into a Dividend Disbursing and Transfer Agent Agreement with Nottingham Shareholder Services, LLC (“Transfer Agent”), a North Carolina limited liability company, to serve as transfer, and dividend paying agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.  The address of the Transfer Agent is 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.

Distributor.  Capital Investment Group, Inc. (“Distributor”), Post Office Box 32249, Raleigh, North Carolina 27622, acts as the underwriter and distributor of the Fund’s shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and assisting in sales of Fund shares pursuant to a distribution agreement (“Distribution Agreement”) approved by the Trustees.  The Fund will conduct a continuous offering of Creation Units, as described in the Prospectus and below in the Creation and Redemption of Creation Units section. Shares of the Fund in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the applicable Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it.

The Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states that the Fund shall from time to time identify to the Distributor as states in which the Fund wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.  The Distributor is a broker-dealer registered with the SEC and a member in good standing of the Financial Industry Regulatory Authority.   The Distributor is entitled to receive an annual fee of $5,000 per Fund for performing certain recordkeeping, communication, and other administrative services for the Fund.  Such administrative services shall include, but are not limited to, the following: (i) maintaining records with respect to submissions to the Financial Industry Regulatory Authority, dealer discounts and brokerage fees and commissions, and selling agreements; (ii) maintaining an account with the National Securities Clearing Corporation's Fund/SERV System for the purpose of processing account registrations, maintaining accounts, and communicating transaction data; (iii) preparing reports for the Board of Trustees as shall be reasonably requested from time to time; and (iv) performing other services for the Trust as agreed to by the Distributor and the Trust from time to time.  The Distributor and Trust agree that the services described above are of an administrative nature and such services, as well as the fee provided in connection therewith, are not, nor are they intended to be, payment for marketing and/or distribution services related to, or the promotion of, the sale of the Fund’s shares.  The Distribution Agreement may be terminated by either party upon 60-days’ prior written notice to the other party and will terminate automatically in the event of its assignment.  The Distributor serves as an agent for the distribution of the shares of the Fund.

Rule 12b-1 Plan

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Fund (the “Plan”).  Pursuant to the Plan, the Fund is authorized to pay the Distributor a fee at an annual rate of 0.25% of average daily net assets of the Fund. The 0.25% fee is comprised of a 0.25% service fee.  Such fees is to be paid by the Fund monthly, or at such other intervals, as the Board shall determine. Such fees shall be based upon the average daily net assets of the Fund during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees of the Trust and the Distributor. The Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services.  The Fund charges a Rule 12b-1 fee at the annual rate of 0.25% of average daily net assets of the Fund.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing Creation Unit purchase and redemption transactions; making the Fund’s investment plan available; and providing such other information and services to investors in Creation Units as the Distributor of the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund.

The Distributor is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to the Plan and the purposes for which such expenditures were made.  Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The initial term of the Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated at any time by the Trust or the Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Fund.

The Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b- 1 Trustees by votes cast in person at a meeting called for the purpose of voting on the Plan. During the term of the Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Plan will be in writing and provide that: (a) it may be terminated by the Trust or the Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

Custodian.  Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, California, 94104, serves as custodian for the Fund’s assets.  The custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request, and maintains records in connection with its duties as custodian.  For its services, the custodian is entitled to receive a monthly fee from the Administrator based on the average net assets of the Fund plus additional out-of-pocket and transaction expenses as incurred by the Fund.  The Custodian’s compensation is subject to a minimum annual amount of $5,000 for the Fund.

Compliance Services Administrator.  The Trust has entered into an compliance services arrangement with Nottingham Compliance Services, LLC (“NCS”), 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069, in which NCS, an affiliate of the Administrator, will assist the Trust’s Chief Compliance Officer in preparing and updating the Trust’s compliance manual and in monitoring and testing compliance with the policies and procedures under the Trust’s compliance manual.  Fees paid to NCS for these compliance services are paid by the Administrator.

Independent Registered Public Accounting Firm.  The Trustees have selected the firm of [BrookWeiner, L.L.C.]  to serve as the independent registered public accounting firm for the Fund for the current fiscal year and to audit the annual financial statements of the Fund, and prepare the Fund’s federal, state, and excise tax returns.  The independent registered public accounting firm will audit the financial statements of the Fund at least once each year.  Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account.  A copy of the most recent annual report will accompany the Statement of Additional Information whenever a shareholder or a prospective investor requests it.

Legal Counsel.  Malik Law Group LLC serves as legal counsel to the Trust and the Fund.

CREATION AND REDEMPTION OF CREATION UNITS

Creation. The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day, of an order in proper form.

Fund Deposit. The consideration for purchase of Creation Units of the Fund may consist of (i) the in-kind deposit of a designated portfolio of money market instruments closely approximating the holdings of the Fund, (ii) U.S. cash and/or non-U.S. currency (the “Deposit Securities”) and an amount of cash denominated in U.S. dollars (the “Cash Component”) computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund.

The Fund may accept a basket of money market instruments, non-U.S. currency or cash denominated in U.S. dollars that differs from the composition of the published basket. The Fund may permit or require the consideration for Creation Units to consist solely of cash or non-U.S. currency. The Fund may permit or require the substitution of an amount of cash denominated in U.S. dollars (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security. For example, the Trust reserves the right to permit or require a “cash in lieu” amount where the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or in certain other situations.

The Cash Component is sometimes also referred to as the “Balancing Amount.” The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities), the creator will receive the Cash Component. Computation of the Cash Component excludes any stamp duty tax or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant.

The Fund, through the NSCC or otherwise, makes available on each Business Day, prior to the opening of business on the Listing Exchange (currently 9:30 a.m. New York time), the current Fund Deposit for the Fund. Such Deposit Securities are applicable, subject to any adjustments, in order to effect creations of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

Procedures for Creation of Creation Units. To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be a DTC Participant and must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (“Participant Agreement”). A DTC Participant that has executed a Participant Agreement is referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All shares of the Fund, however created, will be entered on the records of DTC in the name of [Cede & Co.] for the account of a DTC Participant.

All orders to create shares must be placed for one or more Creation Units. Orders must be transmitted by an Authorized Participant pursuant to procedures set forth in the Participant Agreement. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

On days when the Listing Exchange or U.S. or non-U.S. bond markets close earlier than normal, the Fund may require purchase orders to be placed earlier in the day. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding.

If the [Distributor] does not receive both the required Deposit Securities and the Cash Component by the specified time on the Settlement Date, the Trust may cancel or revoke acceptance of such order. Upon written notice to the Distributor, such canceled or revoked order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the Deposit Securities, provided the purchaser tenders an initial deposit consisting of any available Deposit Securities and cash equal to the sum of the Cash Component and at least equal of 105% of the market value of the Deposit Securities not delivered (“Additional Cash Deposit”).  Such initial deposit will have a value greater than the NAV of the Creation Unit on the date the order is placed.  The order shall be deemed to be received on the Transmittal Date provided that it is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by the DTC Cut-Off Time the following Business Day.  If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by the DTC Cut-Off Time the next Business Day, then the order will be canceled or deemed unreceived and the Authorized Participant effectuating such transaction will be liable to the Fund for any losses resulting therefrom.

To the extent the Deposit Securities remain undelivered, pending delivery of such securities additional cash will be required to be deposited with the Trust as necessary to maintain an Additional Cash Deposit at least equal to 105% of the daily marked to market value of the missing securities.  To the extent that either such securities are still not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or a marked-to-market payment is not made within one Business Day following notification to the purchaser and/or Authorized Participant that such a payment is required, the Trust may use the cash on deposit to purchase the missing securities, and the Authorized Participant effectuating such transaction will be liable to the Fund for any costs incurred therein or losses resulting therefrom, including any Transaction

Fee, any amount by which the actual purchase price of the missing securities exceeds the Additional Cash Deposit or the market value of such securities on the day the purchase order was deemed received by the Distributor, as well as brokerage and related transaction costs.  The Trust will return any unused portion of the Additional Cash Deposit once all of the missing securities have been received by the Trust.  The delivery of Creation Units so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Units. The Trust reserves the absolute right to reject or revoke acceptance of a creation order transmitted to it by the Distributor in respect of the Fund. For example, the Trust may reject or revoke acceptance of an order, if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered are not as disseminated through the facilities of the NSCC for that date by the Fund as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Advisor, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor or the Advisor make it, for all practical purposes, impossible to process creation orders. Examples of such circumstances include natural disaster, war, revolution; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Advisor, the Distributor, DTC, NSCC, the Custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

Creation/Redemption Transaction Fee. The Fund imposes a “Transaction Fee” on investors purchasing or redeeming Creation Units. The Transaction Fee will be limited to amounts that have been determined by Advisor to be appropriate. The purpose of the Transaction Fee is to protect the existing shareholders of the Fund from the dilutive costs associated with the purchase and redemption of Creation Units. Where the Fund permits cash creations (or redemptions) or cash in lieu of depositing one or more Deposit Securities, the purchaser (or redeemer) may be assessed a higher Transaction Fee to offset the transaction cost to the Fund of buying (or selling) those particular Deposit Securities. Transaction Fees will differ for the Fund, depending on the transaction expenses related to the Fund’s portfolio securities. Every purchaser of a Creation Unit will receive a Prospectus that contains disclosure about the Transaction Fee, including the maximum amount of the Transaction Fee charged by the Fund.
The following table sets forth the standard and maximum creation transaction fee for the Fund.

Approximate Value of One Creation Unit	$[1,250,000]
Standard Creation/Redemption Transaction Fee	$[125]
Maximum Creation/Redemption Transaction Fee	$[500]

Placement of Redemption Orders. The process to redeem Creation Units works much like the process to purchase Creation Units, but in reverse. Orders to redeem Creation Units of the Fund must be delivered through an Authorized Participant. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. Orders must be accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made to the Custodian no later than 10:00 a.m. New York time on the next Business Day following the Transmittal Date. All other procedures set forth in the Participant Agreement must be properly followed.

To the extent contemplated by an Authorized Participant’s agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund’s transfer agent, the transfer agent will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 105%, which the Advisor may change from time to time, of the value of the missing shares. The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars (or at the discretion of the Trust non-U.S.

currency in an equivalent amount) in immediately-available funds and shall be held by the Custodian and marked to market daily. The fees of the Custodian in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Trust, on behalf of the Fund, is permitted to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

If the requisite number of shares of the Fund are not delivered on the Transmittal Date as described above, the Fund may reject or revoke acceptance of the redemption request. If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in U.S. cash, and the redeeming Authorized Participant will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.

The ability of the Trust to effect in-kind creations and redemptions is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period. The Fund will not suspend or postpone redemption beyond seven days, except as permitted under Section 22(e) of the 1940 Act. Section 22(e) provides that the right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its net asset value is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

NET ASSET VALUE

The net asset value and net asset value per share of the Fund normally is determined at the time regular trading closes on the NYSE (currently 4:00 p.m., New York time, Monday through Friday), except when the NYSE closes earlier.  The Fund’s net asset value is not calculated on business holidays when the NYSE is closed.  The NYSE generally recognizes the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day.  Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value of the Fund will not be calculated.

In computing the Fund’s net asset value, all liabilities incurred or accrued are deducted from its net assets.  The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result is the net asset value per share of the Fund.

Values are determined according to accepted accounting practices and all laws and regulations that apply.  The assets of the Fund are valued as follows:

•
Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund.

•	Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price.

•	Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.

•	Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value.

•
Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees.  Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Subject to the provisions of the Trust Instrument determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund are conclusive.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.  In valuing the Fund’s total assets, portfolio securities are generally valued at their market value.  Instruments with maturities of sixty days or less are valued at amortized cost, which approximates market value.  Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

ADDITIONAL TAX INFORMATION

The following discussion of certain U.S. federal income tax consequences of investing in the Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, all as in effect as of the date of the filing of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state, and local tax laws.

Qualification as a Regulated Investment Company. The Fund intends to elect to be treated and qualify each year as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things:

(a)
derive at least 90% of its gross income each year from (i) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)
diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs and other securities, with investments in such other securities limited with respect to any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than those of the U.S. government or other RICs) of any one issuer or two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses or (2) the securities of one or more qualified publicly traded partnerships;

(c)
distribute with respect to each taxable year at least 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income.

In general, for purposes of the 90% of gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (1) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (2) that derives at least 90% of its income from the passive income sources specified in Code Section 7704(d), and (3) that derives less than 90% of its income from the qualifying income described in (a)(i) of the prior paragraph) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

Taxation of the Funds. If the Fund qualifies as a RIC, the Fund will not be subject to federal income tax on income and gains that are distributed in a timely manner to its shareholders in the form of dividends.

If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income (including its net capital gains) will be subject to tax at corporate income tax rates without any deduction for distributions to shareholders, and all distributions from earnings and profits, including any distributions of net long-term capital gains and net tax-exempt income, would be taxable to shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Fund intends to distribute at least annually substantially all of its investment company taxable income and net capital gains. Investment company taxable income that is retained by the Fund will be subject to tax at regular corporate rates. If the Fund retains any net capital gain, that gain will be subject to tax at corporate rates, but the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities.

For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ending on October 31 of such year plus any undistributed amount from the prior year. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Fund intends to declare and pay dividends and distributions in the amounts and at the times necessary to avoid the application of the 4% excise tax, although there can be no assurance that it will be able to do so.

Fund Distributions. Distributions by the Fund of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated those gains, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains.

Distributions from capital gains are generally made after applying any available capital loss carryovers. Long-term capital gain rates applicable to individuals have been temporarily reduced – in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning before January 1, 2011. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

If the Fund makes distributions to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of that shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Distributions are taxable regardless of whether shareholders receive them in cash or reinvest the distributions in additional shares.

Sale or Exchange of Shares. A sale or exchange of shares in the Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Backup Withholding. The Fund (or financial intermediaries, such as brokers, through which a shareholder holds Fund shares) generally are required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

Funds Holding Foreign Investments. Income received by the Funds from sources within foreign countries (including, for example, interest on securities of non-U.S. issuers) may be subject to withholding and other taxes imposed by such countries. Tax treaties between such countries and the U.S. may reduce or eliminate such taxes. If as of the end of the Fund’s taxable year more than 50% of the Fund’s assets consist of foreign securities, that Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by that Fund during that taxable year to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, which may result in the shareholder not getting a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit, but not a deduction, for such foreign taxes.

Tax-Exempt Shareholders. Under current law, income of a RIC that would be treated as unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax-exempt entity that is a shareholder in the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Non-U.S. Shareholders. Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder).  The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder.  Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.

Creation and Redemption of Creation Units. An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal tax purposes that exchanges money market securities or non-U.S. currency for Creation Units generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the money market securities or non-U.S. currency surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units for money market securities or non-U.S. currency will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate U.S. dollar market value of the securities or non-U.S. currency plus the amount of any cash received for such Creation Units. The Internal Revenue Service, however, may assert that a loss that is realized by an Authorized Participant upon an exchange of securities or non-U.S. currency for Creation Units cannot be currently deducted under the rules governing “wash sales.” Gain or loss recognized by an Authorized Participant upon an issuance of Creation Units in exchange for non-U.S. currency will generally be treated as ordinary income or loss. Gain or loss recognized by an Authorized Participant upon an issuance of Creation Units in exchange for money market securities, or upon a redemption of Creation Units, may be capital or ordinary gain or loss depending on the circumstances. Any capital gain or loss realized upon the issuance of Creation Units in exchange for money market securities will generally be treated as long-term capital gain or loss if the money market securities have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Fund shares comprising the Creation Units have been held for more than one year. Otherwise, such gains or losses are treated as short-term capital gains or losses.

A person subject to U.S. federal income tax who receives non-U.S. currency upon a redemption of Creation Units and does not immediately convert the non-U.S. currency into U.S. dollars may, upon a later conversion of the non-U.S. currency into U.S. dollars, or upon the use of the non-U.S. currency pay expenses or acquire assets, recognize as ordinary gains or losses any gains or losses resulting from fluctuations in the value of the non-U.S. currency relative to the U.S. dollar since the date of the redemption.

Persons exchanging securities or non-U.S. currency for Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or redeemed and at what price.

General Considerations. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific federal income tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effect of state, local and foreign tax law and any proposed tax law changes .

FINANCIAL STATEMENTS

Because the Fund is newly organized, there is no financial information in this SAI.  You may request a copy of the Fund’s annual and semi-annual reports, once available, at no charge by calling the Fund at 1-800-773-3863.

APPENDIX A –DESCRIPTION OF RATINGS

The Fund may acquire from time to time certain securities that meet the following minimum rating criteria (“Investment-Grade Debt Securities”) (or if not rated, of equivalent quality as determined by the Advisor).  The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service’s opinion as to the credit quality of the security being rated.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.  Consequently, the Advisor believes that the quality of Investment-Grade Debt Securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis.  A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor.  When a security has received a rating from more than one service, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable.  Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor’s Ratings Services.  The following summarizes the highest four ratings used by Standard & Poor’s Ratings Services (“S&P”), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

AAA – This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

AA – Debt rated AA differs from AAA issues only in a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – Debt rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A, and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC, and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics.  BB indicates the lowest degree of speculation and C the highest degree of speculation.  While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted A-1+.  Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.  The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.  The rating SP-3 indicates a speculative capacity to pay principal and interest.

Moody’s Investor Service, Inc.  The following summarizes the highest four ratings used by Moody’s Investors Service, Inc. (“Moody’s”) for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Advisor:

Aaa – Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa – Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Bond obligations rated Baa are subject to moderate credit risk.  They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations that are rated Ba, B, Caa, Ca, or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Advisor.  Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.  Obligations rated B are considered speculative and are subject to high credit risk.  Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings.

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs, or individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor, or support-provider.

US Municipal Short-Term Debt And Demand Obligation Ratings.

Short-Term Debt Ratings.  There are three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3.  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.  MIG ratings expire at the maturity of the obligation.

MIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings.  In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch Ratings.  The following summarizes the highest four ratings used by Fitch, Inc. (“Fitch”):

Long-Term Ratings.

AAA – Highest credit quality.  The rating AAA denotes that the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality.  The rating AA denotes a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality.  The rating A denotes a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.

BBB – Good credit quality.  The rating BBB indicates that there is currently a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Advisor to be investment-grade securities.  Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing.  BB is considered speculative and B is considered highly speculative.  Securities rated CCC, CC, and C are regarded as a high default risk.  A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default.  Securities rated DDD, D, and D indicate a default has occurred.

Short-Term Ratings.

F1 – Highest credit quality.  The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

F2 – Good credit quality.  The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.

F3 – Fair credit quality.  The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B – Speculative.  The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C, and D by Fitch are considered by the Advisor to be below investment-grade securities.  Short-term securities rated B are considered speculative, securities rated C have a high default risk, and securities rated D denote actual or imminent payment default.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to long-term ratings “AAA” category, categories below “CCC”, or short-term ratings other than “F1”.  The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

APPENDIX B – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	The Trust’s Proxy Voting and Disclosure Policy; and

(2)	The Advisor’s Proxy Voting and Disclosure Policy, including a detailed description of the Advisor’s specific proxy voting guidelines.

Trust’s Proxy Voting Disclosure Policy

Introduction

The Trust has adopted a Proxy Voting Policy used to determine how the funds vote proxies relating to their portfolio securities. Under the Trust’s Proxy Voting Policy, each fund has, subject to the oversight of the Trust’s Board, delegated to its respective Advisor the following duties: (1) to make the proxy voting decisions for the fund; and (2) to assist the funds in disclosing their respective proxy voting record as required by Rule 30b1-4 under the Investment Company Act.

In cases where a matter with respect to which a fund was entitled to vote presents a conflict between the interest of a fund’s shareholders, on the one hand, and those of the fund’s investment adviser, principal underwriter, or an affiliated person of the fund, its investment adviser, or principal underwriter, on the other hand, the fund shall always vote in the best interest of the fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the fund’s shareholders when a vote is cast consistent with (a) a specific voting policy as set forth in the Advisor’s Proxy Voting Policy (described below), provided such specific voting policy was approved by the Board; or (b) the decision of the Trust’s Proxy Voting Committee (as described above).

The Advisor has adopted a Proxy Voting Policy set forth below which it uses to vote proxies for its clients, including the funds.

I.           Specific Proxy Voting Policies and Procedures

A             General

The Trust and the funds believe that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  The Trust and the funds are committed to voting corporate proxies in the manner that best serves the interests of the fund’s shareholders.

B.           Delegation to the Advisor

The Trust’s believes that each fund’s Advisor is in the best position to make individual voting decisions for the funds consistent with this Policy.  Therefore, subject to the oversight of the Board, each Advisor is hereby delegated the following duties:

1. to make the proxy voting decisions for the applicable funds; and
2. to assist the applicable funds in disclosing their respective proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the funds are entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the fund cast its vote; and (d) whether the fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, must approve each Advisor’s Proxy Voting and Disclosure Policy (the “Advisor Voting Policy”) as it relates to the applicable funds.  The Board must also approve any material changes to the Advisor Voting Policy no later than six (6) months after adoption by the Advisor.

C.           Conflicts

In cases where a matter with respect to which a fund was entitled to vote presents a conflict between the interest of the fund’s shareholders, on the one hand, and those of the fund’s investment adviser, principal underwriter, or an affiliated person of the fund, its investment adviser, or principal underwriter, on the other hand, the fund shall always vote in the best interest of the fund’s shareholders.  For purposes of this Policy a vote shall be considered in the best interest of the fund’s shareholders when a vote is cast consistent with (a) a specific voting policy as set forth in the Advisor Voting Policy, provided such specific voting policy was approved by the Board; or (b) the decision of the Trust’s Proxy Voting Committee (as defined below).

II.           Fund Disclosure

A.           Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

The funds shall disclose this Policy to their respective shareholders.  The funds will notify shareholders in the SAI and their respective shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Trust’s website, if applicable, and by reviewing filings available on the SEC’s website at http://www.sec.gov.  The funds will send the description of this Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.           Disclosure of the Fund’s Complete Proxy Voting Record

Each fund shall disclose to its shareholders, in accordance with Rule 30b1-4 of the Investment Company Act on Form N-PX, their respective complete proxy voting records for the twelve month period ended June 30 by no later than August 31 of each year.

Each fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the fund was entitled to vote:

(i)           The name of the issuer of the portfolio security;
(ii)          The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
(iii)         The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);
(iv)         The shareholder meeting date;
(v)          A brief identification of the matter voted on;
(vi)         Whether the matter was proposed by the issuer or by a security holder;
(vii)        Whether the fund cast is vote on the matter;
(viii)       How the fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(ix)          Whether the fund cast its vote for or against management.

Each fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the fund’s website, if applicable.  If a fund discloses its proxy voting record on or through its website, the fund shall post the information disclosed in the Trust’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each fund shall also include in its annual reports, semi-annual reports, and SAI a statement that information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (a) without charge upon request by calling a specified toll-free (or collect) telephone number, or, if applicable, on or through the Trust’s website at a specified Internet address; and (2) on the SEC’s website.  If a fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it must send the information disclosed in the fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

III.           Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i) A copy of this Policy;
(ii) Proxy Statements received regarding each fund’s securities;
(iii) Records of votes cast on behalf of each fund; and
(iv) A record of each shareholder request for proxy voting information and the applicable fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Advisor’s records.

The funds may rely on proxy statements filed on the SEC EDGAR system instead of keeping their own copies, and may rely on proxy statements and records of proxy votes cast by the Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

IV.           Proxy Voting Committee

A. General

The Proxy Voting Committee of the Trust shall be composed entirely of independent directors of the Board and may be comprised of one or more such independent directors as the Board may, from time to time, decide.  The purpose of the Proxy Voting Committee shall be to determine how each fund should cast its vote, if called upon by the Board, when a matter with respect to which the fund is entitled to vote presents a conflict between the interest of the fund’s shareholders, on the one hand, and those of the fund’s investment adviser, principal underwriter, or an affiliated person of the fund, its investment adviser, or principal underwriter, on the other hand.

B. Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and shall have such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee.  The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine.  The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee.  The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary.  The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records.  The Proxy Voting Committee shall review this Policy as it deems necessary and recommend any changes to the Board.

V.           Other

This Policy may be amended, from time to time, as determined by the Board.

Proxy Voting Policies and Procedures of [FAS Capital Trust Company]

A.	Introduction

Rule 204-2 of the Investment Advisers Act of 1940, as amended, requires that investment advisers adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how [FAS Capital Trust Company] (“FCTC”) has actually voted their proxies.  While decisions about how to vote must be determined on a case-by-case basis, FCTC’s general policies and procedures for voting proxies are set forth below.

B.	Specific Proxy Voting Policies and Procedures

FCTC believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  However, under normal circumstances, FCTC expects that (i) client portfolios will not include securities of publicly-traded companies; and (ii) if any such publicly-traded securities are held, the client will vote its own proxies.  Nevertheless, if FCTC is granted authority to vote proxies, FCTC will vote such proxies in the manner that serves the best interests of their clients in accordance with this policy.

The following details FCTC’s philosophy and practice regarding the voting of proxies.

1.	General

FCTC believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients.  As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

2.	Procedures

To implement FCTC’s proxy voting policies, FCTC has developed the following procedures for voting proxies.

a.
Upon receipt of a corporate proxy by FCTC, the special or annual report and the proxy are submitted to FCTC’s proxy voting manager (the “Proxy Manager”).  The Proxy Manager will then vote the proxy in accordance with this policy.  For any proxy proposal not clearly addressed by this policy, the Proxy Manager will consult with FCTC’s Vice President before voting the proxy.

b.
The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and proxy proposal summaries.  The reviewer shall take into consideration what vote is in the best interests of clients and the provisions of FCTC’s Voting Guidelines in Section C below.  The Proxy Manager will then vote the proxies.

c.
The Proxy Manager shall be responsible for maintaining copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section V below).  With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in FCTC’s files.

3.      Absence of Proxy Manager

In the event that the Proxy Manager is unavailable to vote a proxy, then an officer of FCTC shall perform the Proxy Manager’s duties with respect to such proxy in accordance with the policies and procedures detailed above.

C.	Voting Guidelines

While FCTC’s policy is to review each proxy proposal on its individual merits, FCTC has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies.  These guidelines are set forth below:

1.	Corporate Governance

a.	Election of Directors and Similar Matters

In an uncontested election, FCTC will generally vote in favor of management’s proposed directors.  In a contested election, FCTC will evaluate proposed directors on a case-by-case basis.  With respect to proposals regarding the structure of a company’s Board of Directors, FCTC will review any contested proposal on its merits.

Notwithstanding the foregoing, FCTC expects to support proposals to:

•	Limit directors’ liability and broaden directors’ indemnification rights;

And expects to generally vote against proposals to:

•	Adopt or continue the use of a classified Board structure; and
•	Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular decision).

b.	Audit Committee Approvals

FCTC generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances.  FCTC will generally vote to ratify management’s recommendation and selection of auditors.

c.	Shareholder Rights

FCTC may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis. Notwithstanding the foregoing, FCTC expects to generally support proposals to:

•	Adopt confidential voting and independent tabulation of voting results; and
•	Require shareholder approval of poison pills;

And expects to generally vote against proposals to:

•	Adopt super-majority voting requirements; and
•	Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

2.	Anti-Takeover Measures, Corporate Restructurings and Similar Matters

FCTC may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company.  These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.

Notwithstanding the foregoing, FCTC expects to generally support proposals to:

•	Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);
•
Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Proxy Manager deems them sufficiently limited in scope; and

•	Require shareholder approval of “poison pills.”

And expects to generally vote against proposals to:

•	Adopt classified boards of directors;
•	Reincorporate a company where the primary purpose appears to the Proxy Manager to be the creation of takeover defenses; and
•	Require a company to consider the non-financial effects of mergers or acquisitions.

3.	Capital Structure Proposals

FCTC will seek to evaluate capital structure proposals on their own merits on a case-by-case basis.
Notwithstanding the foregoing, FCTC expects to generally support proposals to:
•	Eliminate preemptive rights.

4.      Compensation

a.      General

FCTC generally supports proposals that encourage the disclosure of a company’s compensation policies.  In addition, FCTC generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance.  FCTC may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

Notwithstanding the foregoing, FCTC expects to generally support proposals to:

•	Require shareholders approval of golden parachutes; and
•	Adopt golden parachutes that do not exceed 1 to 3 times the base compensation of the applicable executives.

And expects to generally vote against proposals to:

•	Adopt measures that appear to the Proxy Manager to arbitrarily limit executive or employee benefits.

5.	Stock Option Plans and Share Issuances

FCTC evaluates proposed stock option plans and share issuances on a case-by-case basis.  In reviewing proposals regarding stock option plans and issuances, FCTC may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. We believe that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders. We believe that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. Therefore, we generally will vote against stock option plans. However, we will review these proposals on a case-by-case basis to determine that shareholders interests are being represented. We certainly are in favor of management, directors and employees owning stock, but prefer that the shares are purchased in the open market.

Notwithstanding the foregoing, FCTC expects to generally vote against proposals to:

•	Establish or continue stock option plans and share issuances that are not in the best interest of the shareholders.

6.      Corporate Responsibility and Social Issues

FCTC generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management.  These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.

FCTC will generally vote against proposals involving corporate responsibility and social issues, although FCTC may vote for corporate responsibility and social issue proposals that FCTC believes will have substantial positive economic or other effects on a company or the company’s stock.

C.      Conflicts

In cases where FCTC is aware of a conflict between the interests of a client(s) and the interests of FCTC or an affiliated person of FCTC (e.g., a portfolio holding is a client or an affiliate of a client of FCTC), the FCTC will take the following steps:

(a)
vote matters that are specifically covered by this Proxy Voting Policy (e.g., matters where the FCTC’s vote is strictly in accordance with this Policy and not in its discretion) in accordance with this Policy; and

(b)	for other matters, contact the client for instructions with respect to how to vote the proxy.

D.      FCTC Disclosure of How to Obtain Voting Information

Rule 206(4)-6 requires FCTC to disclose in response to any client request how the client can obtain information from FCTC on how its securities were voted.  FCTC will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to FCTC.  Upon receiving a written request from a client, FCTC will provide the information requested by the client within a reasonable amount of time.

Rule 206(4)-6 also requires FCTC to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures.  FCTC will provide such a description in Part II of its Form ADV.  Upon receiving a written request from a client, FCTC will provide a copy of this policy within a reasonable amount of time.

If approved by the client, this policy and any requested records may be provided electronically.

E.      Recordkeeping

FCTC shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(v)	A copy of this Policy;

(vi)	Proxy Statements received regarding client securities;
(vii)	Records of votes cast on behalf of clients;
(viii)	Any documents prepared by FCTC that were material to making a decision how to vote, or that memorialized the basis for the decision; and
(ix)	Records of client requests for proxy voting information.

FCTC may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by FCTC that are maintained with a third party such as a proxy voting service, provided that FCTC has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

PART C

FORM N-1A

OTHER INFORMATION

ITEM 28.   Exhibits

(a)                Declaration of Trust (“Trust Instrument”).1

(b)                By-Laws.1

(c)               Articles III, V, and VI of the Trust Instrument, Exhibit 28(a) hereto, defines the rights of holders of the securities being registered.  (Certificates for shares are not issued.)

(d)       Investment Advisory Agreement between Spinnaker ETF Trust (“Registrant”) and [FAS Capital Trust Company] (“Advisor”), as investment advisor for the Spinnaker [FAS] Managed Equity ETF Fund.1

(e)                Distribution Agreement between the Registrant and Capital Investment Group, Inc. (“Distributor”), as distributor for the Spinnaker [FAS] Managed Equity ETF Fund.1

(f)                 Not Applicable.

(g)(1)           Master Custodian Agreement between The Nottingham Company and Union Bank, N.A.).1

(g)(2)           First Addendum to Master Custodian Agreement between The Nottingham Company and Union Bank, N.A.1

(g)(3)           Second Addendum to Master Custodian Agreement between The Nottingham Company and Union Bank, N.A.1

(g)(4)           Third Addendum to Master Custodian Agreement between The Nottingham Company and Union Bank, N.A.1

(g)(5)           Fourth Addendum to Master Custodian Agreement between The Nottingham Company and Union Bank, N.A.1

(g)(6)           Fifth Addendum to Master Custodian Agreement between The Nottingham Company and Union Bank, N.A.1

(g)(7)           Individual Custodian Agreement (Foreign & Domestic Securities) between the Registrant and Union Bank, N.A., as custodian for the Spinnaker [FAS] Managed Equity ETF Fund.1

(h)(1)           Fund Accounting and Administration Agreement between the Registrant and The Nottingham Company, as administrator for the Spinnaker [FAS] Managed Equity ETF Fund.1

(h)(2)           Dividend Disbursing and Transfer Agent Agreement between the Registrant and Nottingham Shareholder Services, LLC, as transfer agent for the Spinnaker [FAS] Managed Equity ETF Fund.1

(h)(3)          Form of Participation Agreement for the Spinnaker [FAS] Managed Equity ETF Fund.1

(i)                Opinion and Consent of counsel regarding the legality of securities registered with respect to the Registrant.1

(j)               Consent of the independent public accountants.1

(k)              Balance Sheet of the Spinnaker [FAS] Managed Equity ETF Fund dated ___________.1

(l)               Initial Subscription Agreement for the Spinnaker [FAS] Managed Equity ETF Fund.1

(m)            Distribution Plan under Rule 12b-1 for the Spinnaker [FAS] Managed Equity ETF Fund.1

(n)            Not applicable.

(o)            Reserved.

(p)(1)       Code of Ethics for the Registrant.1

(p)(2)       Code of Ethics for the Advisor.1

 (q)           Copy of Powers of Attorney.1

1.      To be filed by amendment.

ITEM 29.   Persons Controlled by or Under Common Control with the Registrant

No person is controlled by or under common control with the Registrant.

ITEM 30.    Indemnification

Under Delaware law, Section 3817 of the Treatment of Delaware Statutory Trusts empowers Delaware business trusts to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions as may be set forth in the governing instrument of the business trust.  The Registrant’s Trust Instrument contains the following provisions:

Article VII. Section 2.  Indemnification and Limitation of Liability.  The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Advisor or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, as provided in Section 3 of this Article VII, the Trust out of its assets shall indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee's performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

Article VII. Section 3.  Indemnification.

(a)           Subject to the exceptions and limitations contained in Subsection (b) below:

                      (i)           every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and

(ii)           as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys, fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)           No indemnification shall be provided hereunder to a Covered Person:

(i)           who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)           in the event the matter is not adjudicated by a court or other appropriate body, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)           The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d)           To the maximum extent permitted by applicable law, expenses incurred in defending any proceeding may be advanced by the Trust before the disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

(e)           Any repeal or modification of this Article VII by the Shareholders, or adoption or modification of any other provision of the Declaration or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

In addition, the Registrant has entered into an Investment Advisory Agreement with its Advisor and a Distribution Agreement with its Distributor. These agreements provide indemnification for those entities and their respective affiliates.  The Advisor’s and Distributor’s personnel may serve as trustees and officers of the Trust.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.

ITEM 31.  Business and other Connections of the Investment Advisor

The description of the Advisor is found under the caption “Management of the Fund’s Portfolio” and “Management of the Fund – Investment Advisor” in the Prospectus and under the caption “Management and Other Service Providers - Investment Advisor” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement, which are incorporated by reference herein.  The Advisor provides investment advisory services to numerous individual clients in addition to the Registrant.

ITEM 32.  Principal Underwriter

(a)           Capital Investment Group, Inc. is underwriter and distributor for The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, The Brown Capital Management Mid-Cap Fund, EARNEST Partners Fixed Income Trust, The Hillman Focused Advantage Fund, The Hillman Advantage Equity Fund, Tilson Dividend Fund, Tilson Focus Fund, the Giordano Fund, the FMX Growth Allocation Fund, the FMX Total Return Fund and the Caritas All-Cap Growth Fund.

(b)           Set forth below is information concerning each director and officer of the Distributor.  The principal business address of the Distributor and each such person is 17 Glenwood Avenue, Raleigh, N.C. 27622, 919-831-2370.

(1)	(2)	(3)
Name	Position and Offices With Underwriter	Positions and Offices with Registrant
Richard K. Bryant	President	None
E.O. Edgerton, Jr.	Vice President	None
Con T. McDonald	Assistant Vice-President	None
W. Harold Eddins, Jr.	Assistant Vice-President	None
Kurt A. Dressler	Assistant Vice-President	None
Ronald L. King	Chief Compliance Officer	None

(c)           Not applicable.

ITEM 33.  Location of Accounts and Records

All account books and records not normally held by Union Bank, N.A., the custodian to the Registrant, are held by the Registrant in the offices of The Nottingham Company, fund accountant and administrator to the Registrant; Nottingham Shareholder Services, LLC, transfer agent to the Registrant; or by each of the investment advisors to the Registrant.

The address of Union Bank, N.A., is 350 California Street, 6th Floor, San Francisco, California 94104.  The address of The Nottingham Company is 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069.  The address of Nottingham Shareholder Services, LLC is 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.   The address of [FAS Capital Trust Company], investment advisor to the Spinnaker [FAS] Managed Equity ETF Fund, is [ADDRESS].

ITEM 34.   Management Services

None.

ITEM 35.   Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the Atlanta, and State of Georgia on this 25th day of March, 2010.

SPINNAKER ETF TRUST

By:           /s/ A.  Vason Hamrick
A. Vason Hamrick, Secretary

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following person in the capacities and on the date indicated.

/s/ A. Vason Hamrick                                                      March 25,  2010
A. Vason Hamrick, Secretary                                                                Date